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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      APRIL 17, 1996
                                                   ----------------------

                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


      DELAWARE                      0-5751             95-2594724
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   (State or other               (Commission        (IRS Employer
   jurisdiction of               File Number)      Identification No.)
    incorporation)

  350 WEST BAY STREET, COSTA MESA, CALIFORNIA              92627
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   (Address of principal executive offices)             (zip code)


                                 (714) 222-2273
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS
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The Company announced on April 17, 1996 that it had amicably terminated merger discussions relating to the acquisition of Mustard Seed Incorporated.

The Company had previously announced on February 7, 1996 it had entered into a letter of intent to acquire Mustard Seed Incorporated.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

         EXHIBITS.

EXHIBIT NO.      DESCRIPTION
- -----------      -----------

99.8             Press Release dated April 17, 1996.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPREHENSIVE CARE CORPORATION
                                                 (Registrant)



                                         By: /s/ Kerri Ruppert
                                            --------------------------------
                                            Kerri Ruppert, Senior Vice
                                            President and Chief
                                            Accounting Officer (Principal
                                            Accounting Officer)

Dated: April 17, 1996